UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
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NEWTEK BUSINESS SERVICES CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWTEK BUSINESS SERVICES CORP.
1981 Marcus Avenue, Suite 130
Lake Success, New York 11042
(212) 356-9500

July 3, 2019

Dear Shareholder:

We invite you to attend the Special Meeting of Shareholders (the “Meeting”) of Newtek Business Services Corp. (the “Company”) to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on August 2, 2019 at 9:00 a.m., local time.

The attached Notice of Special Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to consider and vote upon the following proposals:

1.	To approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price below its then current net asset value per share subject to certain conditions as set forth in the accompanying Proxy Statement;

2.	To approve an amendment to the Company’s Articles of Amendment and Restatement to allow the Company’s shareholders to amend the Company’s bylaws;

3.	To approve a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies; and

4.	To transact such other business as may properly come before the meeting, or any postponement of adjournment thereof.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Company’s Board of Directors, we urge you even if you plan to attend the meeting in person, to complete, date and sign the enclosed Proxy Card and promptly return it in the envelope provided. If you prefer, you can save time by authorizing your proxy through the Internet or by telephone as described in the Proxy Statement and on the enclosed Proxy Card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Barry Sloane
Barry Sloane
Chairman, President and Chief Executive Officer

NEWTEK BUSINESS SERVICES CORP.
1981 Marcus Avenue, Suite 130
Lake Success, New York 11042
(212) 356-9500

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on August 2, 2019

To the Shareholders of Newtek Business Services Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Newtek Business Services Corp. (the “Company”) will be held at 2711 South Ocean Drive, Hollywood, FL 33019 on August 2, 2019 at 9:00 a.m., local time.

The Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

1.	To approve a proposal to authorize the Company to sell shares of its common stock, par value $0.02 per share, at a price below the then current net asset value per share of such common stock in one or multiple offerings (subject to certain limitations described in the accompanying Proxy Statement) (“Proposal 1”);

2.	To approve an amendment to the Company's Articles of Amendment and Restatement (the “Charter”) to allow the Company’s shareholders to amend the Company’s bylaws (the “Bylaws”) (“Proposal 2”);

3.	To approve a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies (“Proposal 3,” and together with Proposal 1 and Proposal 2, the “Proposals”); and

4.	To transact such other business as may properly come before the meeting, or any postponement of adjournment thereof.

Shareholders of record at the close of business on June 21, 2019 are entitled to vote at the Meeting and any adjournment thereof.

We ask that you fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. You may also cast your vote by telephone or Internet as shown on the Proxy Card. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ BARRY SLOANE
BARRY SLOANE
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER

Lake Success, New York
July 3, 2019

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE MEETING. YOU MAY STILL ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON IF YOU WISH TO CHANGE YOUR VOTE.

PROXY STATEMENT

NEWTEK BUSINESS SERVICES CORP.

1981 Marcus Avenue, Suite 130
Lake Success, New York 11042
(212) 356-9500

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 2, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newtek Business Services Corp. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on August 2, 2019 at 9:00 a.m., local time. The accompanying Notice of Special Meeting and this Proxy Statement, together with the enclosed Proxy Card (collectively, the “Proxy Statement”), are first being mailed to shareholders on or about July 3, 2019.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).

How Do You Exercise Your Rights to Vote on the Proposals?

You may vote using any of the following methods:

By Mail — Shareholders of record may submit proxies by completing, signing and dating each Proxy Card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf  “FOR” each of the Proposals listed in this Proxy Statement. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

By Telephone — Shareholders of record may submit proxies by following the telephone voting instructions on each Proxy Card. Most shareholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

By Internet — Shareholders of record with internet access may submit proxies by following the internet voting instructions on their Proxy Cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees.

Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

In Person at the Meeting — Shares held in your name as the shareholder of record may be voted at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Shareholders who execute the enclosed Proxy Card retain the right to revoke such proxies at any time prior to voting. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a shareholder attends the Meeting and votes in person. The presence of a shareholder at the Meeting alone will not revoke such shareholder’s proxy. Shareholders have no dissenters’ or appraisal rights in connection with the Proposals described herein.

PURPOSE OF MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.	To approve a proposal to authorize the Company to sell shares of its common stock, par value $0.02 per share (“Common Shares”), at a price below the then current net asset value per share of such Common Shares in one or multiple offerings, subject to certain limitations described in this Proxy Statement;

2.	To approve an amendment to the Company's Articles of Amendment and Restatement to allow the Company's shareholders to amend the Company's bylaws;

3.	To approve a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies; and

4.	To transact such other business as may properly come before the meeting, or any postponement of adjournment thereof

QUORUM REQUIRED

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of holders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions and broker non-votes, if any, will be deemed present for the purpose of determining a quorum for the Meeting. If there are not enough votes for a quorum, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

VOTE REQUIRED

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To approve a proposal to authorize the Company to sell shares of its Common Shares, at a price below the then current net asset value per share of such Common Shares in one or multiple offerings (subject to certain limitations described in this Proxy Statement).	Pursuant to Investment Company Act of 1940, as amended (the “1940 Act”), approval of this proposal requires the affirmative vote of: (i) a majority of outstanding Common Shares entitled to vote at the Meeting; and (ii) a majority of the outstanding Common Shares entitled to vote at the Meeting which are not held by affiliated persons of the Company. The 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company, whichever is less.	No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

Proposal 2 — To approve an amendment to the Company’s Charter to allow the Company’s shareholders to amend the Bylaws.	Affirmative vote of the holders of a majority of the votes entitled to be cast at the Meeting.	No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

Proposal 3 — To approve a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Meeting.	No	Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

If there are not enough Common Shares represented at the Meeting for votes to approve any of the Proposals at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

BROKER NON-VOTES

If a shareholder of the Company does not vote in person at the Meeting or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the shareholder’s shares on non-routine proposals. Each of the Proposals is a non-routine proposal. As a result, if you hold Common Shares in street name through a broker, your broker will not be permitted to exercise voting discretion with respect to the Proposals. Thus, your broker cannot vote with respect to any of the Proposals unless you give your broker specific instructions on how to vote for you. While broker non-votes would have the effect of a vote “against” Proposal 1 and Proposal 2, and would have no effect on Proposal 3, we do not expect any broker non-votes at the Meeting because there are no routine proposals to be voted on at the Meeting.

VOTING AND REVOCATION OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the direction given therein. If any other matters are properly brought before the Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to matters incident to the conduct of the Meeting and with respect to any other matter presented at the Meeting if notice of such matter has not been delivered to the Company within a reasonable time before the date of this Proxy Statement.

PROXIES FOR THE MEETING

The named proxies for the Meeting are Michael A. Schwartz and Barry Sloane (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board of Directors recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Meeting in their judgment.

VOTING SECURITIES

The securities which can be voted at the Meeting consist of the Company’s Common Shares. Shareholders of record as of the close of business on June 21, 2019 (the “Record Date”) are entitled to one vote for each Common Share then held on all matters. As of the Record Date, 19,115,359 Common Shares were issued and outstanding

Persons and groups owning in excess of 5% of Company’s Common Shares are required to file certain reports regarding such ownership with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 14, 2019, the beneficial ownership of each current director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and directors as a group. The percentage of beneficial ownership is based on 19,115,359 Common Shares outstanding as of June 14, 2019.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Interested Directors:
Barry Sloane(1)	1,127,238	5.9%
Peter Downs(2)	35,250	*
Independent Directors:
Gregory Zink(5)	12,567	*
Salvatore Mulia(5)	68,788	*
Richard Salute(5)	12,455	*
Executive Officers:
Christopher Towers(4)	2,106	*
Michael Schwartz(3)	18,243	*
All current directors and executive officers as a group (7 persons)	1,276,647	6.7%

*	Less than 1% of total Common Shares outstanding as of the Record Date.

(1)	Includes 96,221 Shares owned by The B Sloane Family Foundation, a 501(c)(3) private foundation, of which Mr. Sloane shares voting and dispositive power, and 58,480 restricted Common Shares awarded to Mr. Sloane in February 2018, plus accrued dividends through June 14, 2019, with a three-year vesting period.

(2)	Includes 13,158 restricted Common Shares awarded in February 2018, plus accrued dividends through June 14, 2019, with a three-year vesting period, and 1,446 restricted Common Shares awarded in April 2019, with a one-year vesting period.

(3)	Includes 8,772 restricted Common Shares awarded in February 2018, plus accrued dividends through June 14, 2019, with a three-year vesting period, and 1,446 restricted Common Shares awarded in April 2019, with a one-year vesting period.

(4)	Includes 1,446 restricted Common Shares awarded in April 2019, with a one-year vesting period.

(5)	Includes 1,332 restricted Common Shares awarded on June 14, 2019, for which forfeiture restrictions will lapse as to one-third of such restricted Common Shares each year for three years.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:

Name of Director	Dollar Range of Equity Securities in Newtek Business Services Corp.(1)(2)
Interested Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Independent Directors:
Richard Salute	Over $100,000
Salvatore Mulia	Over $100,000
Gregory Zink	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – 10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned is based on the closing price for our Common Shares of $22.60 on June 14, 2019 on the Nasdaq Global Market. Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

PROPOSAL 1 — AUTHORIZATION FOR THE COMPANY TO SELL ITS COMMON STOCK, PAR VALUE $0.02 PER SHARE, (“COMMON SHARES”) AT A PRICE BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MULTIPLE OFFERINGS (SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THIS PROPOSAL)

Under the 1940 Act, the Company, as a business development company (“BDC”), may not sell its Common Shares at a price below the then current net asset value (“NAV”), exclusive of sales compensation, unless its shareholders approve such a sale and our Board of Directors makes certain determinations. We are seeking the authorization of our shareholders so that we may, in one or multiple public or private offerings, sell or otherwise issue Common Shares at a price below our then current NAV, subject to certain conditions discussed below. Our Board of Directors believes that having the flexibility to sell our Common Shares below NAV in certain instances is in the best interests of shareholders.

While we have been able to access the capital necessary to finance our investment activities, capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets. To capitalize on these investment opportunities as they arise, we need to be able to maintain consistent access to capital. Flexibility to sell our Common Shares below NAV will provide us with better access to the capital markets as attractive investment opportunities arise, and improve our ability to grow over time and pay dividends to shareholders. Accordingly, even when our Common Shares trade at a market price below NAV, this Proposal 1 would permit us to offer and sell our Common Shares in accordance with pricing standards that market conditions generally require, subject to the conditions described below in connection with any offering undertaken pursuant to this Proposal 1. If approved, as required under the 1940 Act, the authorization would be effective for securities sold during a period beginning on the date of such shareholder approval and expiring on the earlier of the one year anniversary of the date of the Meeting, or the date of our 2020 Annual Meeting of Shareholders.

We have no immediate plans to sell our Common Shares below NAV. However, we are seeking shareholder approval for multiple such offerings in order to maintain access to the markets if the Board of Directors determines that we should sell Common Shares below NAV. These sales typically must be undertaken quickly. The final terms of any such sale will be determined by the Board of Directors at the time of sale, and it is impracticable to describe the transaction or transactions in which our Common Shares would be sold at a price below NAV. Instead, any transaction where we sell such Common Shares, including the nature and amount of consideration that we would receive at the time of sale and the use of any such consideration, will be reviewed and approved by the Board of Directors at the time of sale.

Subject to the condition that the cumulative number of Common Shares issued and sold pursuant to such authority does not exceed 20% of the Company’s then outstanding Common Shares immediately prior to each such sale, there will be no limit on the percentage below NAV at which our Common Shares may be sold in an offering by the Company under this Proposal 1. If Proposal 1 is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of Proposal 1.

THE BOARD OF DIRECTORS BELIEVES THAT A VOTE “FOR” PROPOSAL 1 TO AUTHORIZE THE COMPANY TO SELL ITS COMMON SHARES AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MULTIPLE OFFERINGS, SUBJECT TO CERTAIN LIMITATIONS DESCRIBED IN THIS PROXY STATEMENT, AS DESCRIBED HEREIN IS IN THE BEST INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Conditions for Sales below NAV

A BDC’s ability to issue shares of its common stock at a price below NAV is governed by the 1940 Act. If shareholders approve this Proposal 1, we will only sell Company Shares at a price below NAV if the following conditions are met:

●	a majority of the Company’s directors who are not “interested persons” of the Company as defined in the 1940 Act, and who have no financial interest in the sale, shall have approved the sale and determined that it is in the best interests of the Company and its shareholders;

●	a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and the cumulative number of shares issued and sold does not exceed 20% of the Company’s then outstanding Common Shares immediately prior to each such sale.

Board of Directors Approval

On June 14, 2019, the Company’s Board of Directors, including a majority of the non-interested directors who have no financial interest in Proposal 1, approved Proposal 1 as in the best interests of the Company and its shareholders and is recommending that the Company’s shareholders vote in favor of this Proposal 1 to offer and sell the Company’s Common Shares at prices that may be less than NAV. In evaluating Proposal 1, the Company’s Board of Directors, including the non-interested directors, considered and evaluated factors including the following, as discussed more fully below:

●	possible long-term benefits to the Company’s shareholders; and

●	possible dilution to the Company’s NAV.

Prior to approving this Proposal 1, the Company’s Board of Directors met to consider and evaluate material that our management provided on the merits of our possibly raising additional capital and the merits of publicly offering Common Shares at a price below NAV. The Company’s Board of Directors considered the objectives of a possible offering, the mechanics of an offering, establishing size parameters for an offering, the possible effects of dilution, Common Shares trading volume, and other matters, including that the Company’s Common Shares have not traded below NAV in recent years. The Board of Directors evaluated a full range of offering sizes. However, the Board of Directors has not yet drawn any definite conclusions regarding the size of the any contemplated capital raises at this time, to the extent the Company’s Common Shares may trade below NAV. In determining whether or not to offer and sell Common Shares, including below NAV, the Board of Directors has a duty to act in the Company’s best interests of its shareholders and must comply with the other requirements of the 1940 Act.

Reasons to Offer Common Shares Below NAV

Our Board of Directors believes that having the flexibility for the Company to sell its Common Shares below NAV in certain instances is in the Company’s best interests and the best interests of its shareholders. Such flexibility will enhance our ability to expand our business finance platform. If we were unable to access the capital markets when attractive investment opportunities arise, our ability to grow over time and to continue to pay dividends to shareholders could be adversely affected. In reaching that conclusion, our Board of Directors considered the following possible benefits to its shareholders:

Current Market Conditions Have Created Attractive Opportunities

Current market opportunities have created, and we believe will continue to create for the foreseeable future, favorable opportunities to invest, including opportunities that, all else being equal, may increase the Company’s NAV over the longer-term, even if financed with the issuance of Common Shares below NAV. Shareholder approval of this Proposal 1, subject to the conditions detailed below, is expected to provide the Company with the flexibility to expand its business finance platform and invest in the attractive opportunities we believe are presented by current market conditions.

Market conditions also have beneficial effects for capital providers, including reduced competition, more favorable pricing of credit risk, more conservative capital structures and more creditor-friendly contractual terms. Accordingly, we believe that the Company could benefit from access to capital in this credit market and that the current environment should provide attractive investment opportunities. Our ability to take advantage of these opportunities will depend upon its continued access to capital.

Greater Investment Opportunities Due to Larger Capital Resources

Our Board of Directors believes that additional capital raised through an offering of Common Shares may help it generate additional deal flow. Based on discussions with management, the Company’s Board of Directors believes that greater deal flow, which may be achieved with more capital, would enable the Company to be a more significant participant in the private debt and equity markets and to compete more effectively for attractive investment opportunities. Management has represented to the Company’s Board of Directors that such investment opportunities may be funded with proceeds of future offerings of Common Shares. However, management has not identified specific companies in which to invest the proceeds of an offering given that specific investment opportunities will change depending on the timing of any offering.

Higher Market Capitalization and Liquidity May Make the Company’s Common Shares More Attractive to Investors

If the Company issues Common Shares, its market capitalization and the amount of its publicly tradable Common Shares will increase, which may afford all holders of its Common Shares greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations of the size of companies in which they invest. Furthermore, a larger number of Common Shares outstanding may increase the Company’s trading volume, which could decrease the volatility in the secondary market price of its Common Shares.

Initiation and Possible Increase of Dividends

A larger and more diversified portfolio could provide the Company with more consistent cash flow, which may support the growth of its dividend.

Reduced Expenses Per Share

An offering that increases the Company’s total assets may reduce its expenses per share due to the spreading of fixed expenses over a larger asset base. The Company must bear certain fixed expenses, such as certain administrative, governance and compliance costs that do not generally vary based on its size. On a per share basis, these fixed expenses will be reduced when supported by a larger asset base.

Status as a BDC and RIC and Maintaining a Favorable Debt-to-Equity Ratio

As a BDC, and as a Company that has elected to be treated as a RIC for tax purposes beginning with our tax year ended December 31, 2015, the Company is dependent on its ability to raise capital through the sale of Common Shares. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to shareholders as dividends in order to achieve tax treatment as a RIC, which prevents the Company from using those earnings to support new investments. Further, BDCs generally must maintain a debt to equity ratio of less than 1:1, which currently requires the Company to finance its investments with at least as much equity as debt, in the aggregate. On July 26, 2018, the Company’s shareholders approved a proposal that permits the Company to be subject to a debt to equity ratio of 2:1, effective July 27, 2018. To continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets to enable it to take advantage of investment opportunities as they arise.

Trading History

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Company’s Common Shares will trade at a discount from NAV, or at premiums that are unsustainable over the long term, are separate and distinct from the risk that the Company’s NAV will decrease. The Company’s Common Shares have traded at a price both above and below their NAV since they began trading on the Nasdaq Global Market. It is not possible to predict whether the Company’s Common Shares will trade at, above, or below NAV. The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our Common Shares as reported on the Nasdaq Global Market, our NAV per share, the premium (discount) of high sales price to NAV and the premium (discount) of low sales price to NAV:

	Price Range				Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to
Period	High	Low	NAV(1)		NAV(2)	NAV(2)
First Quarter: January 1, 2017 Through March 31, 2017	$17.58	$15.15		$14.31	23%	6%
Second Quarter: April 1, 2017 Through June 30, 2017	$18.00	$15.68		$14.36	25%	9%
Third Quarter: July 1, 2017 Through September 30, 2017	$18.16	$15.68		$14.40	26%	9%
Fourth Quarter: October 1, 2017 Through December 31, 2017	$19.40	$16.01		$15.08	29%	6%
First Quarter: January 1, 2018 Through March 31, 2018	$18.95	$16.07		$15.05	26%	7%
Second Quarter: April 1, 2018 Through June 30, 2018	$20.76	$17.53		$15.06	38%	16%
Third Quarter: July 1, 2018 Through September 30, 2018	$24.24	$19.93		$15.28	59%	30%
Fourth Quarter: October 1, 2018 Through December 31, 2018	$21.85	$15.59		$15.19	44%	3%
First Quarter: January 1, 2019 Through March 31, 2019	$20.74	$17.23		$15.31	35%	13%
Second Quarter: April 1, 2019 Through June 14, 2019	$23.83	$19.70	$	*	* %	* %

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The values reflect shareholders’ equity per share/NAV and are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price less NAV or shareholders’ equity per share, as applicable, divided by NAV or shareholders’ equity per share, as applicable and subtracting 1.

*	Not determinable at time of filing.

Key Shareholder Considerations

Dilution

Before voting on this Proposal 1 or giving proxies with regard to this matter, shareholders should consider the potentially dilutive effect of the issuance of the Company’s Common Shares at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding Common Shares. Any sale of Common Shares at a price below NAV would result in an immediate decrease (often called dilution) in the NAV of the Common Shares held by existing common shareholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. Subject to the condition that the cumulative number of Common Shares issued and sold pursuant to such authority does not exceed 20% of the Company’s then outstanding Common Shares immediately prior to each such sale, there will be no limit on the percentage below NAV at which Common Shares may be sold in an offering by the Company under this Proposal 1. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of Common Shares at a price below the NAV per share and will consider again such dilutive effect when considering whether to authorize any specific issuance of Common Shares below NAV.

In addition, shareholders should consider the risk that the approval of this Proposal 1 could cause the market price of the Company’s Common Shares to decline in anticipation of sales of its Common Shares below NAV, thus causing the Company’s Common Shares to trade at a discount to NAV. The 1940 Act establishes a connection between common share sale price and NAV because, when common shares are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Shareholders should also consider that they will have no subscription, preferential or preemptive rights to additional Common Shares proposed to be authorized for issuance, and thus any future issuance of Common Shares will dilute such shareholders’ holdings of Common Shares as a percentage of the Company’s Common Shares outstanding to the extent shareholders do not purchase sufficient Common Shares in the offering or otherwise to maintain their percentage interest. Further, if current shareholders of the Company do not purchase any Common Shares to maintain their percentage interest, regardless of whether such offering is above or below the then-current NAV, their voting power will be diluted.

The precise extent of any such dilution cannot be estimated before the terms of a Common Share offering are set. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases. Another factor that will influence the amount of dilution in an offering is the amount of net proceeds that we receive from such offering. The Board of Directors would expect that the net proceeds to us will be equal to the price that investors pay per share less the amount of any underwriting discounts and commissions.

As discussed above, it should be noted that the cumulative number of Common Shares issued and sold from an offering of Company’s Common Shares will not exceed 20% of the Company’s then outstanding Common Shares immediately prior to each such sale.

The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Shareholders Who Do Not Participate in an Offering of Common Shares

Our existing shareholders who do not participate in an offering below net asset value per share or who do not buy additional Common Shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the Common Shares they hold and their net asset value per share. These shareholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their Common Shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 19,118,512 Common Shares outstanding, $681,734,000 in total assets and $382,728,000 in total liabilities. The current net asset value and net asset value per share are thus $292,006,000 and $15.31. The chart illustrates the dilutive effect on Shareholder A of (1) an offering of 955,926 Common Shares (5% of the outstanding Common Shares) at $15.24 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 1,911,851 Common Shares (10% of the outstanding Common Shares) at $15.14 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 3,823,702 Common Shares (20% of the outstanding Common Shares) at $14.77 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 3,823,702 Common Shares (20% of the outstanding Common Shares) at $0.02 per share after offering expenses and commissions (a 100% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 20% Offering at 100% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	-	$15.31	-	$14.50	-	$12.89	-	$0.02	-
Net Proceeds per Share to Issuer	-	$14.54	-	$13.78	-	$12.25	-	$0.02	-
Decrease to Net Asset Value
Total Shares Outstanding	19,118,512	20,074,438	5.00%	21,030,363	10.00%	22,942,214	20.00%	22,942,214	20.00%
Net Asset Value per Share	$15.31	$0.69	(95.48%)	$1.25	(91.82%)	$2.04	(86.67%)	$0.00	(99.98)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	191,185	191,185	-	191,185	-	191,185	-	191,185	-
Percentage Held by Stockholder A	1.00%	0.95%	(4.76%)	0.91%	(9.09%)	0.83%	(16.67%)	0.83%	(16.67%)
Total Net Asset Value Held by Stockholder A	$2,927,044	$132,414	(95.48%)	$239,485	(91.82%)	$390,273	(86.67%)	$637	(99.98%)
Total Investment by Stockholder A (Assumed to be $15.31 per Share)	$2,927,044	$2,927,044	-	$2,927,044	-	$2,927,044	-	$2,927,044	-
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	-	$(2,794,630)	-	$(2,687,559)	-	$(2,536,772)	-	$(2,926,407)	-
Net Asset Value per Share Held by Stockholder A	$-	$0.69	-	$1.25	-	$2.04	-	$0.00	-
Investment per Share Held by Stockholder A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	$-	$-	-	$-	-	$-	-	$-	-
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	-	$0.69	-	$1.25	-	$2.04	-	$0.00	-
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	-	-	(95.48%)		(91.82%)		(86.67%)		(99.98%)

Impact on Existing Shareholders Who Do Participate in an Offering of Common Shares

Our existing shareholders who participate in an offering below net asset value per share or who buy additional Common Shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating shareholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our Common Shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of Common Shares such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of Common Shares such shareholders purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their Common Shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a shareholder that acquires Common Shares equal to (1) 50% of its proportionate share of the offering (i.e., 19,119 Common Shares, which is 0.5% of an offering of 3,823,702 Common Shares) rather than its 1.00% proportionate share and (2) 150% of such percentage (i.e. 57,356 Common Shares, which is 1.5% of an offering of 3,823,702 Common Shares rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	-	$12.89	-	$12.89	-
Net Proceeds per Share to Issuer	-	$12.25	-	$12.25	-
Decrease/Increase to Net Asset Value
Total Shares Outstanding	19,118,512	22,942,214	20.00%	22,942,214	20.00%
Net Asset Value per Share	$15.31	$2.04	(86.67%)	$2.04	(86.67%)
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	191,185	210,304	10.00%	248,541	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33%)	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$2,927,044	$429,300	(85.33%)	$507,354	(82.67%)
Total Investment by Stockholder A (Assumed to be $15.31 per Share)	-	$3,173,532	-	$3,666,508	-
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	-	$(2,744,232)	-	$(3,159,154)	-
Net Asset Value per Share held by Stockholder A	$15.31	$15.09	(1.44%)	$14.75	(3.64%)
Investment per Share held by Stockholder A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	-	$2.04	-	$2.04	-
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	-	$(13.05)	-	$(12.71)	-
Percentage Dilution to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	-	-	(639.23%)	-	(622.67%)

Impact on New Investors of Common Shares

Investors who are not currently shareholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently shareholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Shareholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	-	$15.31	-	$14.50	-	$12.89	-
Net Proceeds per Share to Issuer	-	$14.54	-	$13.78	-	$12.25	-
Decrease to Net Asset Value
Total Shares Outstanding	19,118,512	20,074,438	5.00%	21,030,363	10.00%	22,942,214	20.00%
Net Asset Value per Share	$15.31	$0.69	(95.48%)	$1.25	(91.82%)	$2.04	(86.67%)
Dilution/Accretion to a New Investor
Shares Held by Investor A	191,185	9,559	-	19,119	-	38,237	-
Percentage Held by Investor A	1.00%	0.05%	-	0.09%	-	0.17%	-
Total Net Asset Value Held by Investor A	$2,927,044	$6,621	-	$23,949	-	$78,055	-
Total Investment by Investor A (Assumed to be $15.31 per Share)	$2,927,044	$146,352	-	$277,299	-	$492,976	-
Total Dilution to Investor A (Total Net Asset Value Less Total Investment)	-	$(139,732)	-	$(253,350)	-	$(414,921)	-
Net Asset Value per Share Held by Investor A	$-	$0.69	-	$1.25	-	$2.04	-
Investment per Share Held by Investor A (Assumed to be $15.31 per Share on Shares Held Prior to Sale)	$-	$15.31	-	$14.50	-	$12.89	-
Dilution per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	-	$(14.62)	-	$(13.25)	-	$(10.85)	-
Percentage Dilution to Investor A (Dilution per Share Divided by Investment per Share)	-	-	(95.48%)		(91.36%)		(84.17%)

Other Considerations

In reaching its recommendation to the shareholders of the Company to approve this Proposal 1, the Board of Directors considered the effect or the following factors:

●	the costs and benefits of a Common Share offering below NAV compared to other possible means for raising capital or concluding not to raise capital;

●	the size of a Common Share offering in relation to the number of Common Shares outstanding;

●	the general condition of the securities markets; and

●	any impact on operating expenses associated with an increase in capital.

The Board of Directors, including a majority of the non-interested directors who have no financial interest in this Proposal 1, concluded that the benefits to the shareholders from increasing our capital base outweighed any detriment, including dilution to existing shareholders.

Required Vote

The authorization of the Company to sell Common Shares at a price or prices below the Company’s then current NAV per share in one or multiple offerings will require the affirmative vote of  (1) a majority of the outstanding Common Shares entitled to vote at the Meeting; and (2) a majority of the outstanding Common Shares entitled to vote at the Meeting that are not held by affiliated persons of us, which includes our officers, directors, employees and 5% shareholders. Because we are regulated as a BDC under the 1940 Act, the 1940 Act definition of  “a majority of the outstanding shares” must be used for purposes of this proposal. Under the 1940 Act, “a majority of the outstanding shares” is defined as the lesser of: (i) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy; or (ii) more than 50% of our outstanding voting securities. Abstentions and Broker Non-Votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT A VOTE “FOR” PROPOSAL 1 TO AUTHORIZE THE COMPANY TO SELL ITS COMMON SHARES AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MULTIPLE OFFERINGS, (SUBJECT TO CERTAIN LIMITATIONS DESCRIBED IN THIS PROXY STATEMENT), AS DESCRIBED ABOVE IS IN THE BEST INTERESTS OF OUR SHAREHOLDERS AND RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVE AN AMENDMENT TO THE COMPANY’S CHARTER TO ALLOW THE COMPANY’S SHAREHOLDERS TO AMEND THE BYLAWS

Our Board of Directors has adopted a resolution whereby it has declared advisable, and recommends for your approval, an amendment to Article VI, Section 5.6 of the Company’s Charter, to provide that the Company’s Bylaws may be amended by the vote of a majority of our entire Board of Directors or by our shareholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Currently, Article VI, Section 5.6 of the Company’s Charter provides that our Board of Directors has the exclusive power to make, alter, amend or repeal the Bylaws.

Our Board is committed to strong and effective corporate governance and monitors regularly our corporate governance policies and practices. After careful consideration, our Board believes that allowing our shareholders to amend our Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter is in the Company’s best interests and in the best interests of our shareholders. A copy of the proposed amendment to our Charter is attached as Attachment A to this Proxy Statement and incorporated by reference into this Proposal 2. If this Charter amendment is approved by the Company’s shareholders, the Company’s Board of Directors will similarly amend the Company’s Bylaws. If this Charter amendment is not approved by shareholders, then the Board of Directors will not amend the Company’s Charter or Bylaws to provide this right to shareholders.

Required Vote

The affirmative vote of a majority of all the votes entitled to be cast on the matter is required to amend the Company’s Charter to allow shareholders to amend the Bylaws by the affirmative vote of a majority of all the votes entitled to be cast on the matter. For purposes of the vote on this Proposal 2, abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS BELIEVES THAT A VOTE “FOR” PROPOSAL 2 TO AMEND THE COMPANY’S CHARTER TO ALLOW SHAREHOLDERS TO AMEND THE COMPANY’S BYLAWS IS IN THE BEST INTERESTS OF OUR SHARHEOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 2.

PROPOSAL 3: ADJOURNMENT OF THE MEETING

The Company’s shareholders may be asked to consider and act upon one or more adjournments of the Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Meeting, the Company’s shareholders may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve one or more of the proposals, the Company’s shareholders may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals. However, a shareholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Meeting, and if the Company’s shareholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from shareholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of Common Shares voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Company’s shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting was adjourned or postponed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement and matters incident to the conduct of the Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Meeting. Under SEC rules, if a shareholder does not notify the Company within a reasonable time before the date of this Proxy Statement of such shareholder’s intent to present a proposal at the Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Meeting, without any discussion of the matter in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON AUGUST 2, 2019

The Proxy Statement, the Proxy Card and the accompanying Notice of Special Meeting of Shareholders are available at the website: http://www.astproxyportal.com/ast/19720.

ADDITIONAL INFORMATION

We file quarterly and current reports, Proxy Statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. Our SEC filings are available to the public from commercial document retrieval services, on the web site maintained by the SEC at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. Such information will also be furnished upon written request to Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, Attention: Secretary, and can also be accessed through our website at www.newtekone.com.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, Attention: Chief Legal Officer or call (212) 356-9500. Promptly upon receipt by us of such a request from a shareholder, separate proxy materials will be delivered to the requesting shareholder. Shareholders who currently receive multiple copies of the Proxy Statement at their addresses and would like to request “householding” of their communications should contact their brokers or the Company (if you hold registered shares).

CONFIDENTIALITY OF PROXIES

The Company’s policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law, to assert or defend legal claims, in a contested proxy solicitation or in the event that a shareholder makes a written comment on a Proxy Card or an attachment to it.

COSTS OF PROXY SOLICITATIONS; SHAREHOLDER COMMUNICATIONS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally, by telephone or by email without additional compensation. The Company has engaged the services of Georgeson LLC to assist in the solicitation of proxies. The Company has estimated that it will pay approximately $40,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Georgeson LLC may solicit shareholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm. Shareholders may send written communications to the Board of Directors to the attention of the Board of Directors, c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. Shareholder communications must be signed by the shareholder and identify the number of Common Shares held by the shareholder. Each properly submitted shareholder communication will be provided to the Board of Directors at its next meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

ANNUAL REPORT

We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 to any shareholder upon request. Requests should be directed to Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, Attention: Chief Legal Officer or call (212) 356-9500, or by emailing mschwartz@newtekone.com.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Proxy Statement and proxy relating to the 2019 Annual Meeting of Shareholders of the Company, which will be held on or about June 16, 2020, any shareholder proposal to take action at such meeting must be received by the Secretary of the Company at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, no later than January 15, 2020. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and proxy relating to the 2019 Special Meeting of Shareholders, or to consider and vote upon at any such meeting, any shareholder proposal which does not meet all of the requirements established by the SEC or the Company’s Restated Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

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WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY PHONE, OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Michael A. Schwartz
Michael A. Schwartz
Secretary

Annex A

ATTACHMENT A

PROPOSED CHARTER AMENDMENT

NEWTEK BUSINESS SERVICES CORP.

ARTICLES OF AMENDMENT

NEWTEK BUSINESS SERVICES CORP., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Article VI, Section 5.6 of the Articles of Amendment and Restatement of the Corporation filed on October 31, 2014 (the “Charter”) is hereby amended by deleting such Section 5.6 and replacing it in its entirety with the following:

*******

“Section 5.6 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. The Board of Directors is vested with the power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws. In addition, the stockholders may adopt, alter or repeal any provision of the Bylaws and make new Bylaws if such action is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, except that the stockholders shall not have the power to alter or repeal any provision of the Bylaws providing indemnification or advancement rights to any person.”

*******

SECOND: This amendment to the Charter has been approved by the Board of Directors and stockholders of the Corporation.

THIRD: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters of facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by Chief Executive Officer and attested to by its Secretary as of the    day of            , 2019.

NEWTEK BUSINESS SERVICES CORP.

Attest:	By:

Michael A. Schwartz Secretary	Barry Sloane Chief Executive Officer

A-1

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NEWTEK BUSINESS SERVICES CORP.

SPECIAL MEETING OF SHAREHOLDERS

August 2, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Newtek Business Services Corp. (the “Company”) hereby appoints Barry Sloane and Michael A. Schwartz, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all Shares of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders, to be held at 2711 South Ocean Drive, Hollywood, FL 33019 on Friday, August 2, 2019 at 9:00 a.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Special Meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals. If any other business is presented at the Special Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

SPECIAL MEETING OF SHAREHOLDERS OF

NEWTEK BUSINESS SERVICES CORP.

August 2, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement
and Proxy Card are available at http://www.astproxyportal.com/ast/98633/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030030300000001000 7 080219

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Check here if you plan to attend the Special Meeting: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

NEWTEK BUSINESS SERVICES CORP.

August 2, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement
and Proxy Card are available at http://www.astproxyportal.com/ast/98633/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030030300000001000 7 080219

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Check here if you plan to attend the Special Meeting: ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.